UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 30, 2005

IMMUCOR, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-14820	22-2408354
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3130 Gateway Drive P.O. Box 5625 Norcross, Georgia		30091-5625
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code, is  (770) 441-2051

Not applicable

(Former name or former address,
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On August 29, 2005, Immucor, Inc. (the “Company”) issued a press release announcing its revised results of operations for the fiscal quarter and year ended May 31, 2005.  The text of the press release is incorporated by reference to Exhibit 99.1 to Immucor, Inc.’s Current Report on Form 8-K filed on August 30, 2005.  The Company also hosted a telephone conference call at 8:30 a.m. (EDT) on Tuesday, August 30, 2005, to discuss the matters reported in this press release.  A transcript of this telephone conference call is furnished as Exhibit 99.1 to this Current Report and incorporated herein by reference.

The information that is furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended. The information contained herein and in the exhibit attached hereto shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

Item 3.01               Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 1, 2005, the Company issued a press release reporting that on August 31, 2005, the Company received a notice from the Nasdaq Listing Qualifications Department stating that, due to the Company’s failure to timely file its Form 10-K for the fiscal year ended May 31, 2005, the Company is not in compliance with the continued listing requirements of Nasdaq Marketplace Rule 4310(c)(14).  As a result, the Company’s common stock is subject to delisting from the Nasdaq National Market.  The press release is filed as Exhibit 99.2 hereto.

The Company has a right to a hearing before a Nasdaq Listing Qualifications Panel (the “Panel”), which will automatically stay the delisting of the Company’s securities pending a decision from the Panel.  The Company intends to timely request such a hearing, and is working diligently to file its Form 10-K as soon as possible.

Item 9.01.              Financial Statements and Exhibits.

(c) Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	Transcript of Conference Call held August 30, 2005.

99.2	Press Release dated September 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMMUCOR, INC.

Date:	September 6, 2005	By:	/s/ Patrick D. Waddy
Patrick D. Waddy
Vice President – Interim Chief Financial Officer and Secretary

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION

99.1	Transcript of Conference Call held August 30, 2005.

99.2	Press Release dated September 1, 2005.